PURSUANT TO RULE NO. 497(d)
                                                     REGISTRATION NO. 33-53854


                  SUPPLEMENT TO PROSPECTUS, dated June 6, 2001

           Effective April 27, 2001, Investec Ernst & Company ("Investec Ernst") has become the successor sponsor (the "Sponsor") to certain of the unit investment trusts sponsored or co-sponsored by ING Funds Distributor, Inc. As successor Sponsor, Investec Ernst has assumed all of the obligations and rights of ING Funds Distributor, Inc., the previous sponsor, and of ING Mutual Funds Management Co. LLC ("ING Advisor"), an affiliate of ING Distributor, who previously performed portfolio supervisory services for the trusts.

           Investec Ernst, a Delaware corporation, is an indirect wholly owned subsidiary of Investec Group, a leading international specialist-banking group, headquartered in Johannesburg, South Africa. Investec Group is one of the 20 largest companies listed on the JSE Securities Exchange (formerly, the Johannesburg Stock Exchange) and ranks among the world's 300 largest banks.